SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

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The following replaces similar information in each fund's prospectus under the heading "How Much Investors Pay":

The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About - Policies about transactions") may be subject to a contingent deferred sales charge of 0.75% if redeemed within one year of purchase.

The following replaces similar information in each fund's prospectus under the heading "Choosing a Share Class":

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 0.75% on any shares you sell within the first year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.









               Please Retain This Supplement for Future Reference


July 1, 2004